Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2020 FINANCIAL RESULTS

REISSUES 2020 GUIDANCE

BATON ROUGE, Louisiana (July 28, 2020) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month period ended June 30, 2020.

Three-Month Periods Ended June 30, 2020 and 2019

•	Net service revenue decreased $8.0 million to $485.0 million compared to $493.0 million in 2019.

•	Net income attributable to Amedisys, Inc. of $34.7 million compared to $33.7 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.04 compared to $1.02 in 2019.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $66.4 million compared to $61.4 million in 2019.

•	Adjusted net service revenue of $485.0 million compared to $498.5 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $44.5 million compared to $39.9 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.34 compared to $1.21 in 2019.

Six-Month Periods Ended June 30, 2020 and 2019

•	Net service revenue increased $16.4 million to $976.7 million compared to $960.3 million in 2019.

•	Net income attributable to Amedisys, Inc. of $66.5 million compared to $65.0 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $2.00 compared to $1.98 in 2019.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $119.7 million compared to $116.2 million in 2019.

•	Adjusted net service revenue of $976.7 million compared to $966.3 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $79.3 million compared to $76.3 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.39 compared to $2.32 in 2019.

* See pages 13-15 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am very proud of our second quarter results which have allowed us to reissue our full year 2020 guidance ranges, but once again, more proud of our employees that delivered these results during such a momentous and unprecedented time in our nation’s history. Our front-line heroes continue to provide the highest quality care to our patients, wherever they call home even in the face of this Public Health Emergency. They have adapted to our COVID-19 policies and procedures, utilized PPE to protect both themselves and our patients, quickly implemented telehealth for additional patient touch points and have gone above and beyond to be great partners to our referral sources. The pandemic continues to highlight the importance of caring for people in their homes, wherever they call home, and as such has positioned Amedisys for continued growth in the future. A special thank you to all our essential healthcare workers - you are true heroes and none of this would be possible without you.”

2020 Guidance

•	Net service revenue is anticipated to be in the range of $2.040 billion to $2.070 billion.

•	Adjusted EBITDA is anticipated to be in the range of $245 million to $255 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $4.84 to $5.06 based on an estimated 33.4 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2020 guidance disclosed in this press release. The home health, hospice and personal care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, July 29, 2020, at 11:00 a.m. ET to discuss its second quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through August 29, 2020 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13706583.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering our patients to manage a chronic disease; or hospice care at the end of life. More than 2,600 hospitals and 67,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees in 526 care centers within 39 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 415,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic (“COVID-19”), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, our ability to keep our patients and employees safe, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disaster, acts of terrorism, widespread protest or civil unrest, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of acquisitions and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2020	2019	2020	2019
Net service revenue	$485,059	$492,984	$976,744	$960,324
Other operating income	22,780	—	22,780	—
Cost of service, excluding depreciation and amortization	295,228	290,752	580,965	566,026
General and administrative expenses:
Salaries and benefits	105,617	98,356	207,183	193,186
Non-cash compensation	6,725	5,538	12,634	12,153
Other	44,003	48,408	93,268	91,810
Depreciation and amortization	6,334	5,179	11,672	8,074

Operating expenses	457,907	448,233	905,722	871,249

Operating income	49,932	44,751	93,802	89,075
Other income (expense):
Interest income	214	20	227	44
Interest expense	(2,752)	(4,332)	(5,983)	(7,681)
Equity in earnings from equity method investments	487	3,716	964	4,932
Miscellaneous, net	(2,703)	193	(2,440)	429

Total other expense, net	(4,754)	(403)	(7,232)	(2,276)

Income before income taxes	45,178	44,348	86,570	86,799
Income tax expense	(10,031)	(10,308)	(19,377)	(21,186)

Net income	35,147	34,040	67,193	65,613
Net income attributable to noncontrolling interests	(473)	(298)	(717)	(567)

Net income attributable to Amedisys, Inc.	$34,674	$33,742	$66,476	$65,046

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.07	$1.05	$2.05	$2.03
Weighted average shares outstanding	32,412	32,075	32,371	32,038
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.04	$1.02	$2.00	$1.98
Weighted average shares outstanding	33,285	32,933	33,259	32,913

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	June 30, 2020 (unaudited)	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$177,278	$30,294
Restricted cash	3,049	66,196
Patient accounts receivable	249,030	237,596
Prepaid expenses	10,788	8,243
Other current assets	9,395	8,225

Total current assets	449,540	350,554
Property and equipment, net of accumulated depreciation of $100,963 and $96,137	25,007	28,113
Operating lease right of use assets	92,904	84,791
Goodwill	937,088	658,500
Intangible assets, net of accumulated amortization of $12,649 and $7,044	81,813	64,748
Deferred income taxes	25,463	21,427
Other assets	33,673	54,612

Total assets	$1,645,488	$1,262,745

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$33,383	$31,259
Payroll and employee benefits	128,275	120,877
Accrued expenses	169,722	137,111
Provider relief fund advance	70,000	—
Current portion of long-term obligations	10,718	9,927
Current portion of operating lease liabilities	29,950	27,769

Total current liabilities	442,048	326,943
Long-term obligations, less current portion	392,713	232,256
Operating lease liabilities, less current portion	61,611	56,128
Other long-term obligations	26,857	5,905

Total liabilities	923,229	621,232

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,831,298 and 36,638,021 shares issued; and 32,442,719 and 32,284,051 shares outstanding	37	37
Additional paid-in capital	665,580	645,256
Treasury stock, at cost 4,388,579 and 4,353,970 shares of common stock	(257,625)	(251,241)
Accumulated other comprehensive income	—	15
Retained earnings	312,859	246,383

Total Amedisys, Inc. stockholders’ equity	720,851	640,450
Noncontrolling interests	1,408	1,063

Total equity	722,259	641,513

Total liabilities and equity	$1,645,488	$1,262,745

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2020	2019	2020	2019
Cash Flows from Operating Activities:
Net income	$35,147	$34,040	$67,193	$65,613
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,334	5,179	11,672	8,074
Non-cash compensation	6,725	5,538	12,634	12,153
Non-cash 401(k) employer match	—	2,307	—	4,686
Amortization and impairment of operating lease right of use assets	9,500	9,150	18,558	17,495
(Gain) loss on disposal of property and equipment	(149)	2	(94)	(2)
Loss on sale of equity method investment	2,980	—	2,980	—
Write-off of other comprehensive income	—	—	(15)	—
Deferred income taxes	(5,264)	2,606	(4,036)	5,875
Equity in earnings from equity method investments	(487)	(3,716)	(964)	(4,932)
Amortization of deferred debt issuance costs/debt discount	217	220	437	433
Return on equity investment	375	117	2,744	842
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	34,456	(1,832)	8,997	(24,165)
Other current assets	2,287	2,292	(3,469)	(8,343)
Other assets	(1,092)	282	(675)	(56)
Accounts payable	(3,779)	1,665	(6,452)	(9,475)
Accrued expenses	38,326	10,424	27,990	29,262
Other long-term obligations	17,686	(37)	20,746	(181)
Operating lease liabilities	(8,233)	(8,061)	(16,365)	(16,200)
Operating lease right of use assets	(1,107)	(910)	(1,924)	(1,754)

Net cash provided by operating activities	133,922	59,266	139,957	79,325

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	5	5	21	213
Proceeds from the sale of property and equipment	68	81	80	146
Purchases of property and equipment	(267)	(1,495)	(1,701)	(2,693)
Investments in equity method investees	(875)	(90)	(875)	(210)
Proceeds from sale of equity method investment	17,876	—	17,876	—
Acquisitions of businesses, net of cash acquired	(230,374)	(17,547)	(299,723)	(345,414)

Net cash used in investing activities	(213,567)	(19,046)	(284,322)	(347,958)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	1,763	987	2,947	1,343
Proceeds from issuance of stock to employee stock purchase plan	826	752	1,686	1,534
Shares withheld to pay taxes on non-cash compensation	(2,334)	(1,802)	(6,384)	(4,490)
Noncontrolling interest distribution	(12)	(91)	(372)	(457)
Proceeds from borrowings under term loan	—	—	—	175,000
Proceeds from borrowings under revolving line of credit	237,000	23,000	424,500	184,500
Repayments of borrowings under revolving line of credit	(222,000)	(58,000)	(259,500)	(92,000)
Principal payments of long-term obligations	(3,083)	(1,718)	(4,675)	(2,277)
Debt issuance costs	—	—	—	(847)
Provider relief fund advance	70,000	—	70,000	—

Net cash provided by (used in) financing activities	82,160	(36,872)	228,202	262,306
Net increase (decrease) in cash, cash equivalents and restricted cash	2,515	3,348	83,837	(6,327)
Cash, cash equivalents and restricted cash at beginning of period	177,812	10,554	96,490	20,229

Cash, cash equivalents and restricted cash at end of period	$180,327	$13,902	$180,327	$13,902

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,537	$3,462	$3,292	$4,187

Cash paid for income taxes, net of refunds received	$2,881	$7,445	$8,153	$7,849

Cash paid for operating lease liabilities	$9,340	$8,971	$18,289	$17,954

Cash paid for finance lease liabilities	$487	$408	$986	$792

Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$12,454	$10,488	$18,891	$102,231

Right of use assets obtained in exchange for finance lease liabilities	$233	$998	$487	$1,806

Reductions to right of use assets resulting from reductions to operating lease liabilities	$248	$286	$407	$911

Days revenue outstanding (1)	42.0	41.1	42.0	41.1

(1)

Our calculation of days revenue outstanding at June 30, 2020 and 2019 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended June 30, 2020 and 2019, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Medicare	$192.9	$219.1
Non-Medicare	97.3	99.5

Net service revenue	290.2	318.6
Other operating income	15.1	—
Cost of service	184.0	187.8

Gross margin	121.3	130.8
Other operating expenses	73.1	75.1

Operating income	$48.2	$55.7

Same Store Growth (1):
Medicare revenue	(12%)	6%
Non-Medicare revenue	(2%)	17%
Total admissions	(9%)	7%
Total volume (2)	(2%)	6%
Key Statistical Data - Total (3):
Admissions	74,327	81,763
Recertifications	47,628	43,361

Total volume	121,955	125,124

Medicare completed episodes (6)	68,660	77,939
Average Medicare revenue per completed episode (4) (6)	$2,818	$2,885
Medicare visits per completed episode (5) (6)	15.4	17.3

Visiting Clinician Cost per Visit	$93.17	$81.97
Clinical Manager Cost per Visit	$9.42	$7.65

Total Cost per Visit	$102.59	$89.62
Visits	1,793,652	2,096,486

	For the Six-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Medicare	$396.8	$432.5
Non-Medicare	197.0	196.2

Net service revenue	593.8	628.7
Other operating income	15.1	—
Cost of service	363.8	373.5

Gross margin	245.1	255.2
Other operating expenses	149.8	147.5

Operating income	$95.3	$107.7

Same Store Growth (1):
Medicare revenue	(8%)	5%
Non-Medicare revenue	—%	20%
Total admissions	(3%)	7%
Total volume (2)	(1%)	6%
Key Statistical Data - Total (3):
Admissions	160,302	165,732
Recertifications	88,169	85,156

Total volume	248,471	250,888

Medicare completed episodes (6)	144,296	153,422
Average Medicare revenue per completed episode (4) (6)	$2,774	$2,862
Medicare visits per completed episode (5) (6)	15.6	17.2

Visiting Clinician Cost per Visit	$88.41	$81.51
Clinical Manager Cost per Visit	$9.19	$7.83

Total Cost per Visit	$97.60	$89.34
Visits	3,727,097	4,181,574

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions and denovos.
(4)

Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode for the three and six-month periods ended June 30, 2020 reflects the suspension of sequestration effective May 1, 2020. Additionally, average Medicare revenue per completed episode for the six-month period ended June 30, 2020 reflects the transition to PDGM during the year and therefore includes reimbursement under both the 60-day episode of care (pre-PDGM) payment rate and the 30-day period of care (PDGM) payment rate.

(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)	Prior year amounts have been recast to conform to the current year calculation.

Segment Information - Hospice

	For the Three-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Medicare	$167.0	$145.8
Non-Medicare	10.1	7.4

Net service revenue	177.1	153.2
Other operating income	7.2	—
Cost of service	97.2	87.3

Gross margin	87.1	65.9
Other operating expenses	41.4	35.3

Operating income	$45.7	$30.6

Same Store Growth (1):
Medicare revenue	4%	1%
Hospice admissions	(1%)	7%
Average daily census	—%	5%
Key Statistical Data - Total (2):
Hospice admissions	11,411	10,430
Average daily census	12,513	11,427
Revenue per day, net	$155.51	$147.27
Cost of service per day	$85.34	$83.96
Average discharge length of stay	94	98

	For the Six-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Medicare	$327.5	$276.5
Non-Medicare	19.0	13.7

Net service revenue	346.5	290.2
Other operating income	7.2	—
Cost of service	189.0	161.4

Gross margin	164.7	128.8
Other operating expenses	80.7	64.7

Operating income	$84.0	$64.1

Same Store Growth (1):
Medicare revenue	5%	5%
Hospice admissions	—%	6%
Average daily census	2%	7%
Key Statistical Data - Total (2):
Hospice admissions	22,729	20,141
Average daily census	12,279	10,709
Revenue per day, net	$155.04	$149.72
Cost of service per day	$84.58	$83.25
Average discharge length of stay	96	98

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	17.7	21.2

Net service revenue	17.7	21.2
Other operating income	0.5	—
Cost of service	14.1	15.6

Gross margin	4.1	5.6
Other operating expenses	3.0	3.2

Operating income	$1.1	$2.4

Key Statistical Data - Total (1):
Billable hours	642,720	848,245
Clients served	9,956	12,962
Shifts	282,207	382,287
Revenue per hour	$27.58	$25.01
Revenue per shift	$62.80	$55.49
Hours per shift	2.3	2.2

	For the Six-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	36.4	41.4

Net service revenue	36.4	41.4
Other operating income	0.5	—
Cost of service	28.2	31.1

Gross margin	8.7	10.3
Other operating expenses	6.4	6.4

Operating income	$2.3	$3.9

Key Statistical Data - Total (1):
Billable hours	1,394,797	1,681,862
Clients served	12,936	14,687
Shifts	615,671	758,469
Revenue per hour	$26.12	$24.60
Revenue per shift	$59.17	$54.56
Hours per shift	2.3	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Other operating expenses	$40.3	$40.2
Depreciation and amortization	4.8	3.7

Total operating expenses	$45.1	$43.9

	For the Six-Month Periods Ended June 30,
	2020	2019
Financial Information (in millions):
Other operating expenses	$79.2	$81.5
Depreciation and amortization	8.6	5.1

Total operating expenses	$87.8	$86.6

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three- Month Periods Ended June 30,		For the Six- Month Periods Ended June 30,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc.	$34,674	$33,742	$66,476	$65,046
Add:
Income tax expense	10,031	10,308	19,377	21,186
Interest expense, net	2,538	4,312	5,756	7,637
Depreciation and amortization	6,334	5,179	11,672	8,074
Certain items (1)	13,313	8,257	17,349	15,171
Interest component of certain items (1)	(446)	(446)	(892)	(887)

Adjusted EBITDA (2) (7)	$66,444	$61,352	$119,738	$116,227

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Periods Ended June 30,		For the Six- Month Periods Ended June 30,
	2020	2019	2020	2019
Net service revenue	$485,059	$492,984	$976,744	$960,324
Add:
Certain items (1)	—	5,515	—	5,993

Adjusted net service revenue (3) (7)	$485,059	$498,499	$976,744	$966,317

Adjusted Other Operating Income Reconciliation:

	For the Three- Month Periods Ended June 30,		For the Six- Month Periods Ended June 30,
	2020	2019	2020	2019
Other operating income	$22,780	$—	$22,780	$—
Add:
Certain items (1)	(22,780)	—	(22,780)	—

Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Periods Ended June 30,		For the Six- Month Periods Ended June 30,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc.	$34,674	$33,742	$66,476	$65,046
Add:
Certain items (1)	9,852	6,110	12,839	11,226

Adjusted net income attributable to Amedisys, Inc. (5) (7)	$44,526	$39,852	$79,315	$76,272

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three- Month Periods Ended June 30,		For the Six- Month Periods Ended June 30,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.04	$1.02	$2.00	$1.98
Add:
Certain items (1)	0.30	0.19	0.39	0.34

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.34	$1.21	$2.39	$2.32

(1)	The following details the certain items for the three and six-month periods ended June 30, 2020 and 2019:

Certain Items:

	For the Three -Month Period Ended June 30, 2020	For the Six-Month Period Ended June 30, 2020
	(Income) Expense	(Income) Expense
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	$(22,780)	$(22,780)
Certain Items Impacting Cost of Service:
COVID-19 costs	21,993	23,010
Severance-reductions in staffing levels	5,183	5,183
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	3,599	5,935
COVID-19 costs	1,051	1,063
Severance-reductions in staffing levels	271	271
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	446	892
Other (income) expense, net	3,550	3,775

Total	$13,313	$17,349

Net of tax	9,852	12,839

Diluted EPS	$0.30	$0.39

	For the Three-Month Period Ended June 30, 2019	For the Six-Month Period Ended June 30, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$5,523	$6,541
Planned closures (8)	(8)	(548)
Certain Items Impacting Cost of Service:
Planned closures (8)	313	1,157
Certain Items Impacting Operating Expenses:
Planned closures (8)	69	157
Acquisition and integration costs	4,494	10,252
Legal fees - non-routine	108	(24)
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	446	887
Other (income) expense, net	(2,688)	(3,251)

Total	$8,257	$15,171

Net of tax	6,110	11,226

Diluted EPS	$0.19	$0.34

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(7)

Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(8)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.